                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  AUGUST 25, 1995
                                                          ---------------


                      NELLCOR PURITAN BENNETT INCORPORATED
         --------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                0-14980                    94-278249
----------------------------  ----------------    ----------------------------
(STATE OR OTHER JURISDICTION  (COMMISSION FILE    (IRS EMPLOYER IDENTIFICATION
   OF INCORPORATION)                NO.)                       NO.)

                4280 HACIENDA DRIVE, PLEASANTON, CALIFORNIA 94588
         --------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       Registrant's telephone number, including area code: (510) 463-4000
                                                            -------------

                              NELLCOR INCORPORATED
        ----------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On August 25, 1995, the Registrant completed the acquisition of Puritan-Bennett Corporation, a Delaware corporation ("P-B"). The acquisition of P-B was consummated pursuant to an Agreement and Plan of Merger, dated as of May 21, 1995 and amended as of June 30, 1995, pursuant to which Puma Merger Corporation, a wholly owned subsidiary of the Registrant, was merged with and into P-B (the "Merger"). Upon consummation of the Merger, approximately 11,624,471 shares of the Registrant's common stock became issuable to the former stockholders of P-B, reflecting an exchange ratio of 0.88 shares of the Registrant's common stock for each outstanding share of P-B's common stock. In addition, approximately 550,000 additional shares of the Registrant's common stock are reserved for issuance upon exercise of options issued in replacement of P-B options that were not exercised prior to the consummation of the Merger. The Merger was structured as a tax free reorganization and is intended to be accounted for as a pooling of interests.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

a.   Financial Statements of P-B.

     Incorporated herein by reference to (a) Exhibit 13 to P-B's Annual Report on Form 10-K for the year ended January 31, 1995 and (b) pages 14-16 of the Puritan-Bennett Corporation First Quarter Report, 1996, filed as Exhibit 19 to P-B's Quarterly Report on Form 10-Q for the quarter ended April 30, 1995.

b.   Pro Forma Financial Information.

     Incorporated herein by reference to pages 63-67 of the Joint Proxy Statement/Prospectus forming a part of the Registrant's Registration Statement on Form S-4 (File No. 33-61169).

c.   Exhibits

EXHIBIT NO.    DOCUMENT

     2.1 Agreement and Plan of Merger, dated as of May 21, 1995 and amended as of June 30, 1995, by and between Nellcor Incorporated, Puma Merger Corporation and Puritan-Bennett Corporation (incorporated by reference to Annexes A and B included in the Joint Proxy Statement/Prospectus forming a part of the Registrant's Registration Statement on Form S-4 (File
               No. 33-61169)).

     20.1 Press Releases issued by the Registrant on August 24, 1995 and August 25, 1995.

     23.1      Consent of Ernst & Young, LLP


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     99.1      Financial Statements of P-B (incorporated herein by reference to
               (a) Exhibit 13 to P-B's Annual Report on Form 10-K for the year ended January 31, 1995 and (b) pages 14-16 of the Puritan-Bennett Corporation First Quarter Report, 1996, filed as Exhibit 19 to P-B's Quarterly Report on Form 10-Q for the quarter ended
               April 30, 1995).


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NELLCOR PURITAN BENNETT
                                   INCORPORATED



                                   By: /s/ LAUREEN DEBUONO
                                       ________________________________
                                             Laureen DeBuono
                                   EXECUTIVE VICE PRESIDENT, HUMAN RESOURCES,
                                        GENERAL COUNSEL AND SECRETARY


Date: September 8, 1995